Exhibit 10.2

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Registration Rights Agreement, effective December 15, 2016 (the “Amendment”), amends the Registration Rights Agreement, dated November 25, 2016 (the “Agreement”), among Akoustis Technologies, Inc., then a Nevada corporation (the “Company”), and the persons who have executed omnibus or counterpart signature page(s) to the Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS:

WHEREAS, the Company converted from a Nevada corporation to a Delaware corporation as of December 15, 2016; and

WHEREAS, Section 10 of the Subscription Agreement requires that, upon consummation of the reincorporation of the Company from the State of Nevada to the State of Delaware, the Company shall amend the Agreement to properly identify the Company as a Delaware corporation, which amendment shall not require Subscriber consent.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Agreement, the Agreement, is hereby amended as follows:

1.       Amendments.

(a)	The first sentence of the Agreement is hereby amended to read in its entirety as follows:

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of November 25, 2016, among Akoustis Technologies, Inc. (then a Nevada corporation, and as of December 15, 2016, a Delaware corporation) (the “Company”), and the persons who have executed omnibus or counterpart signature page(s) hereto (each, a “Subscriber” and collectively, the “Subscribers”).

(b)	The first sentence of Annex A to the Agreement is hereby amended to read in its entirety as follows:

The undersigned beneficial owner of Registrable Securities of Akoustis Technologies, Inc. (a Nevada corporation prior to December 15, 2016, and a Delaware corporation as of December 15, 2016) (the “Company”) understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.

2.       No Other Amendments. Except as amended hereby, the Agreement shall remain unmodified and in full force and effect.

3.       Severability. In the case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[COMPANY SIGNATURE PAGE FOLLOWS]

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This Amendment to the Registration Rights Agreement is hereby executed as of the date first above written.

THE COMPANY:

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
Name:	Jeffrey B. Shealy
Title:	Chief Executive Officer

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